HUSSMAN STRATEGIC TOTAL RETURN FUND

TICKER SYMBOL: HSTRX

HUSSMAN INVESTMENT TRUST
SUMMARY PROSPECTUS: NOVEMBER 1, 2021

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at www.hussmanfunds.com. You can also get this information at no cost by calling 1-800-HUSSMAN (1-800-487-7626) or by sending an email request to fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated November 1, 2021, are incorporated by reference into this Summary Prospectus.

What is the Fund’s Investment Objective?

HUSSMAN STRATEGIC TOTAL RETURN FUND (the “Fund”) seeks to achieve long-term total return from income and capital appreciation.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	1.50%
Exchange Fee (as a percentage of amount exchanged, if applicable)	1.50%
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.25%
Acquired Fund Fees and Expenses	0.03%(1)
Total Annual Fund Operating Expenses	0.78%(2)(3)

(1)	Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund on investments in shares of money market mutual funds or exchange-traded funds.

(2)

Total Annual Fund Operating Expenses will differ from the Fund’s ratio of total expenses to average net assets as presented in the Fund’s Financial Highlights because operating expenses of the Fund as presented in the Financial Highlights do not include Acquired Fund Fees and Expenses.

(3)

The investment adviser has contractually agreed that, until November 1, 2022, it will waive its investment advisory fees and/or absorb or reimburse other Fund operating expenses to the extent necessary to limit the Fund’s annual operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense and any extraordinary expenses) to an amount not exceeding 0.75% of the Fund’s average daily net assets. Under the terms of this agreement, the Fund is obligated to reimburse the investment adviser the amount of advisory fees previously waived and Fund expenses previously absorbed or reimbursed by the investment adviser for a period of three years from the date such fees or expenses were waived, absorbed or reimbursed, but only if such reimbursement does not cause the Fund’s operating expenses (after reimbursement by the Fund is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived, absorbed or reimbursed by the investment adviser; and (ii) the expense limitation in effect at the time the investment adviser seeks reimbursement. This agreement may not be terminated by the investment adviser without the approval of the Board of Trustees of the Trust. The investment adviser may agree to continue after November 1, 2022 the current arrangement to limit the Fund’s expenses or to implement a similar arrangement, but it is not obligated to do so.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 80	$ 249	$ 433	$966

Portfolio Turnover

The Fund incurs transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will result in higher transaction costs for the Fund and may also result in higher taxes for shareholders who hold Fund shares in taxable accounts. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

What are the Fund’s Principal Investment Strategies?

The Fund pursues its investment objective by investing its assets primarily in fixed-income securities, such as U.S. Treasury bonds, notes and bills, Treasury inflation-protected securities, U.S. Treasury Strips, U.S. Government agency securities, and investment grade corporate debt rated BBB or higher by Standard & Poor’s Global Ratings or Baa or higher by Moody’s Investors Service, Inc., or having an equivalent rating from another independent rating organization. The Fund varies its allocations to these asset classes based on prevailing valuations and estimated expected returns in these markets as determined by Hussman Strategic Advisors, Inc., the Fund’s investment adviser. The Fund may invest up to 30% of its net assets in securities outside of the U.S. fixed-income market, such as utility and other energy-related stocks, precious metals and mining stocks, shares of real estate investment trusts (“REITs”), shares of exchange traded funds (“ETFs”) and other similar instruments, and foreign government debt securities. In addition, the Fund may use foreign currency options and futures and currency ETFs to establish or modify the portfolio’s exposure to currencies other than the U.S. dollar. The Fund may make limited use of Treasury debt options and futures to manage the Fund’s exposure to interest rate risk.

The Fund’s principal investment strategies emphasize strategic management of the average interest rate sensitivity (“duration”) of portfolio holdings, the Fund’s exposure to changes in the yield curve, and allocation among fixed-income alternatives and inflation hedges. The interest rate sensitivity (duration) of a bond is related to the average date at which an investor receives payment of principal and interest. Under normal market conditions, the duration of the Fund’s portfolio is expected to range between 1 year and 15 years. In its most aggressive stance (a duration of 15 years), the Fund’s net asset value could be expected to fluctuate by approximately 15% in response to a 1% (100 basis point) change in the general level of interest rates.

The investment adviser believes that return/risk characteristics in the fixed-income market differ significantly across varying market conditions. The two most important dimensions considered by the investment adviser are “valuation” and “market action.” In the fixed-income market, favorable valuation means that yields on long-term bonds appear reasonable in relation to inflation, short-term interest rates, economic growth, and yields available on competing assets, such as utility stocks and foreign bonds. Market action considers the behavior of a wide range of yields and prices, in an attempt to assess the economic outlook of investors and their willingness to accept market risk. In addition, the investment adviser evaluates economic conditions, investor sentiment, interest rates, credit-sensitive indicators and other factors in an attempt to classify prevailing market conditions with historically similar instances.

Historically, different combinations of valuation, market action and other factors have been accompanied by significantly different bond market performance in terms of return/risk. The specific profile of yield behavior (such as changes in the yield curve or credit spreads) is also an important factor. The investment adviser believes that foreign government debt and precious metals stocks are favored when “real” U.S. interest rates (nominal interest rates minus inflation) are declining relative to “real” foreign interest rates.

The investment adviser generally will increase the exposure of the Fund to interest rate risk in environments where the return expected to be derived from that risk is high, and generally will reduce exposure to interest rate risk when the return expected to be derived from that risk is unfavorable. The investment adviser will also purchase utility and other energy-related stocks, precious metals stocks, shares of REITs, and foreign government debt when market conditions are believed to favor such diversification. There are no restrictions as to the market capitalizations of companies in which the Fund invests. However, the Fund invests primarily in stocks that are listed or trade on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market. The Fund generally invests in stocks of companies with market capitalizations in excess of $500 million, although it may invest a portion of its assets in the stocks of companies having smaller market capitalizations, which involves certain risks.

Specific strategies for increasing interest rate exposure include the purchase of long-term bonds, Treasury zero-coupon bonds and Treasury interest strips, which exhibit magnified price movements in response to interest rate changes. The Fund will not invest more than 30% of its net assets in Treasury zero-coupon bonds and Treasury interest strips.

The Fund does not use derivatives for speculative purposes, but rather uses derivatives either to obtain investment exposures consistent with its investment objective and policies, or to hedge its investment exposures. Specific strategies for reducing or “hedging” the Fund’s interest rate exposure include the purchase of short-term notes and bills, which exhibit limited price movements in response to interest rate changes. The Fund may also purchase put options and write call options on Treasury securities to hedge the interest rate risk of long-term bonds in its portfolio. In addition, the Fund may seek to hedge by effecting short sales of ETFs. The total notional value of the Fund’s hedge positions (the dollar value of Treasury securities represented by put and call options held by the Fund) is not expected to exceed the total value of fixed-income securities held by the Fund having remaining maturities of 5 years or more, so that the most defensive position expected by the Fund will be a “fully hedged” position in which the entire value of intermediate and long-term fixed-income securities held by the Fund is protected. However, the Fund may experience a loss even when the entire value of its fixed-income portfolio is hedged if the securities held by the Fund do not exceed the returns of the securities and financial instruments used to hedge.

What are the Principal Risks of Investing in the Fund?

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective. Due to the investment program employed by the Fund and the types of securities in which it invests, the Fund is designed for investors who are investing for the long term.

Risks of Fixed-Income Securities

General movements in interest rates will affect the prices of the fixed-income securities in which the Fund invests and thus, the Fund’s share price, on a daily basis. Significant declines are possible both in the prices of fixed-income securities generally and in the prices of specific securities held by the Fund.

Interest rate changes can be sudden and unpredictable and a wide variety of factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, supply and demand and general economic conditions. When interest rates rise, fixed-income securities in the Fund’s portfolio are likely to decline in price. Such price declines will be proportionally greater when the Fund’s holdings of these securities emphasize securities having longer maturities, which have greater interest rate risk and sensitivity to changes in interest rates than fixed-income securities having shorter maturities. Decisions by the Federal Reserve on interest rate policy can have a significant effect on the value of fixed-income securities. Interest rates have been unusually low in recent years and central banks have reduced interest rates further in an effort to address the economic impact of the COVID-19 pandemic. Over the longer-term, rising interest rates may present a greater risk than has historically been the case due to the current period of low interest rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.

The Fund could lose money if the issuer of a bond or other fixed-income security in which it has invested fails to make scheduled principal or interest payments, or if the credit rating of the issuer is downgraded. Corporate debt has the greatest degree of credit risk among the fixed-income securities in which the Fund may invest. Issuers of corporate debt may not be able to make payment of principal and interest when due. Although the Fund only purchases fixed-income securities having specified ratings, a security’s rating may thereafter be lowered. In such event, the Fund is not required to liquidate the position. When a debt security is rated below investment-grade (a so-called “junk” bond), it may be more difficult for the Fund to sell the security at a price approximating its market value, and there is greater risk of default in the payment of interest and principal.

Due to the long duration of Treasury zero-coupon bonds and Treasury interest strips, these securities are highly sensitive to interest rate fluctuations. The Fund’s ownership of these securities in a period of rising interest rates could cause a greater decline in the value of Fund shares than if the Fund held coupon-bearing securities of a similar maturity. In addition, even though Treasury zero-coupon bonds and Treasury interest strips do not pay current income in cash, the Fund will be required to recognize interest income from these securities over the life of the investments and to distribute this income on a current basis, which may be taxable to shareholders.

Some fixed-income securities give the issuer the option to call, or redeem, those securities before their maturity dates. If an issuer calls a security during a period of declining interest rates, the Fund might not benefit from an increase in the value of the security, and might have to reinvest the proceeds in a security offering a lower yield.

Portfolio Management Risks

The success of the Fund’s investment program depends largely on the investment adviser’s skill in assessing the potential returns of the securities in which the Fund invests. It also depends on the investment adviser’s use of hedging strategies and alternatives to fixed-income securities that may not be employed by many other mutual funds, and there is no assurance that these strategies will be successful. The use of strategies to vary the Fund’s exposure to general market fluctuations over the course of the market cycle may adversely impact the investment performance of the Fund and may result in a high degree of portfolio turnover, which would result in higher transaction costs for the Fund. Also, because the Fund’s investment position at any given time will vary depending on the investment adviser’s assessment of the current conditions within the fixed-income securities market, the investment return and share price of the Fund may fluctuate or deviate from overall market returns to a greater degree than would be the case for funds that do not employ strategies similar to those employed by the Fund. For example, if the Fund has taken a defensive investment posture by shortening the average maturity of its portfolio and interest rates decline, the return to investors in the Fund will be lower than if the portfolio had maintained a longer average maturity. Alternatively, if the Fund has increased the average maturity of its portfolio, the Fund will experience a larger loss if there is an increase in interest rates.

Risks of Utility and Energy Stocks, Precious Metals Stocks and Shares of REITs

The Fund may invest in securities outside of the U.S. fixed-income market. These investments will generally include utility and other energy-related stocks, precious metals and mining stocks, and shares of REITs. Significant declines are possible both in the market in which such securities trade and in the prices of specific securities held by the Fund.

The values of stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, political events or general economic conditions. The value of an individual stock may fluctuate due to conditions that are not specifically related to the particular company, such as investor perceptions of the company, or its industry or real or perceived adverse market or political conditions. Local, regional or global events such as war, acts of terrorism, government defaults, government shutdowns, natural or environmental disasters, the spread of infectious illness or other public health issues, recessions, or other events could also have a significant adverse impact on the Fund and the value of its investments. General stock market movements will affect the values of the Fund’s investments in utility and other energy-related stocks, precious metals stocks, and shares of REITs, which may comprise a significant portion of the Fund’s investment portfolio depending on market conditions.

Investments in utility stocks are subject to special risks due to government regulation, which may reduce a utility’s return on invested capital and limit its ability to finance capital spending or to pass cost increases through to consumers. Stocks of utilities may also be more sensitive to changes in interest rates than other types of equity investments.

Investments in energy-related stocks are subject to the risks of obsolescence of existing technology, fluctuations in energy prices, supply and demand, the success of exploration projects and government regulations and policies. The energy market has experienced periods of volatility and fluctuation that is often based on political or other factors that are out of the control of the issuers of the securities.

Prices of gold and other precious metal stocks can be extremely volatile and may be directly or indirectly influenced by a variety of global economic, financial and political factors. The prices of gold and other precious metals may experience unusual price movements over short periods of time, which movements typically are not closely tied to the general movements of the stock market. The price of gold and precious metals may be affected by supply and demand, real or perceived inflationary trends and unpredictable monetary policies. Though precious metals investments may be used to hedge against inflation, currency devaluations and stock market declines, there is no guarantee that these historical relationships will continue.

Investments in shares of REITs are generally subject to the risks associated with investing in real estate, which include, without limitation, possible declines in the value of real estate; adverse conditions in the real estate rental market; adverse general and local economic conditions; possible lack of availability of mortgage funds; overbuilding in a particular market; changes in interest rates; and environmental problems. Shares of REITs may also be more sensitive to changes in interest rates than other types of equity investments.

Hedging and Derivatives Risks

The Fund may use options and futures on U.S. Treasury securities to manage interest rate risk. The Fund may also use foreign currency options and futures to establish or modify the portfolio’s exposure to non-U.S. dollar-denominated currencies. The techniques used by the Fund to hedge interest rate risk are intended to protect against capital depreciation in the portfolio, but such techniques involve certain risks and may adversely impact the Fund’s investment performance. For example, a hedge using Treasury derivatives might not actually correlate well to the price movements of the fixed-income securities held by the Fund. When call or put options are owned by the Fund, it is possible that they may lose value over time, even if the securities underlying the options are unchanged. When Treasury call options are written by the Fund, it is possible that the Fund may experience a reduction in gains in the event that interest rates decline. When the Fund purchases and writes foreign currency options and futures in order to establish or modify the portfolio’s exposure to non-U.S. dollar-denominated currencies, it is possible that the Fund may experience a loss in the event of a decline in the value of the underlying foreign currency.

Monetary Policy Risk

In response to the global financial crisis that began in 2008, the U.S. Government and the Federal Reserve Board, as well as many foreign governments and their central banks, took a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility and, in some cases, a lack of liquidity, including markets in which the Fund may invest. The Federal Reserve kept the federal funds rate near 0% and purchased large quantities of U.S. Government securities in the open market (“Quantitative Easing”). More recently, Congress approved stimulus intended to offset the severity and duration of the adverse economic effects of COVID-19 and related disruptions in economic and business activity, which has further increased the federal budget deficit. The end of any such programs could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. Future decisions by the Federal Reserve to raise the federal funds rate, or to reduce its holdings of U.S. Government securities, may cause the Fund to experience a heightened level of interest rate risk.

There is also a risk that future actions by the U.S. Government to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could result in increased volatility and less liquidity in U.S. financial markets and securities in which the Fund invests. Political events within the U.S., including the U.S. Government’s ongoing inability to pursue a long-term budget and deficit reduction plan, could negatively impact financial markets and the performance of the Fund.

Foreign Investment Risk

The Fund may invest up to 30% of its net assets in debt securities issued by foreign governments. Securities issued by foreign governments, which may be traded principally in markets outside the United States, are subject to greater fluctuation in value and risks than securities of U.S. issuers traded in the U.S. markets. Political changes, changes in taxation, or currency controls could adversely affect the values of these investments. Foreign economies may also be less stable than the U.S. economy because of institutional weaknesses or economic dislocations and crises have occurred from time to time, both in developed and developing countries.

In addition to investing in debt securities issued by foreign governments, the Fund may invest in utilities stocks, energy stocks and precious metals stocks of foreign issuers. Securities of foreign issuers are generally denominated in the currency of a foreign country, and are subject to the risk that the currency will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, trade balances, intervention (or lack thereof) by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls or other political developments. The Fund may use foreign currency options and futures and currency ETFs to establish or modify its investment exposure to non-U.S. dollar-denominated currencies. The Fund’s expected use of foreign currency options will be to simultaneously purchase call options and write put options on currencies which the Fund seeks to own. Alternatively, the Fund may purchase currency futures contracts. The use of options and futures contracts on a foreign currency is intended to simulate the purchase of a short-term debt security denominated in such foreign currency. If the Fund holds debt securities of foreign governments directly, it does not expect to hedge against fluctuations in the value of foreign currencies underlying the bonds.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund and variability of its returns. The bar chart shows changes in the Fund’s performance from year to year for each of the last 10 calendar years. The performance table shows how the Fund’s average annual total returns for 1, 5, and 10 years ended December 31, 2020 compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at www.hussmanfunds.com or by calling 1-800-HUSSMAN (1-800-487-7626).

The Fund’s year-to-date return through September 30, 2021 is –0.33%.

During the periods shown in the bar chart, the highest return for a quarter was 8.88% during the quarter ended June 30, 2020 and the lowest return for a quarter was –6.45% during the quarter ended June 30, 2013.

Average Annual Total Returns for Periods Ended December 31, 2020

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	One Year	Five Years	Ten Years
Return Before Taxes	11.45%	6.62%	3.16%
Return After Taxes on Distributions	11.21%	6.32%	2.73%
Return After Taxes on Distributions and Sale of Fund Shares	6.78%	5.05%	2.30%
BLOOMBERG U.S. AGGREGATE BOND INDEX (reflects no deduction for fees, expenses, or taxes)	7.51%	4.44%	3.84%

Management of the Fund

Investment Adviser

Hussman Strategic Advisors, Inc.

Portfolio Manager

John P. Hussman, Ph.D. is primarily responsible for the day-to-day management of the portfolio of the Fund. Dr. Hussman is the Chairman and President of Hussman Strategic Advisors, Inc. and has served as the portfolio manager of the Fund since its inception in September 2002.

Purchase and Sale of Fund Shares

Minimum Initial Investment – $1,000, except the minimum is $500 for an IRA or a gifts to minors account

Minimum Subsequent Investment – $100, except the minimum is $50 for an IRA or a gifts to minors account

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request (The Hussman Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707), by telephone or through your financial institution.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (or the investment adviser) may pay the intermediary for various account-related or shareholder services the intermediary provides to the Fund or to its customers who invest in the Fund. These payments may create a conflict of interest on the part of the broker-dealer or other intermediary. Ask your salesperson or visit your financial intermediary’s website for more information.